UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Regional Bank Fund

Annual Report
10.31.10

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

Stocks produced solid returns in the 12 months ended October 31, 2010, although economic and financial market performances were uneven. Financial shares underperformed because of a number of risks confronting investors in the sector, headed by uncertainty about the strength of the economic recovery, government regulatory action and the potential fallout of the European sovereign debt crisis.

In that environment, John Hancock Regional Bank Fund’s Class A shares had total returns of 7.26% at net asset value for the year. The Fund finished ahead of its benchmark, the S&P Composite 1500 Banks Index, which returned 5.68%, but trailed the average specialty-financial fund tracked by Morningstar, Inc., which returned 8.01% for the same period. For another comparison, the broad S&P 500 Index returned 16.52%.

The Fund outperformed its benchmark primarily due to stock selection among commercial banks. The leading contributors to performance for the fiscal year were typically those that benefited from FDIC-assisted acquisitions. Other long-time small- and mid-cap holdings benefited from improving credit conditions and produced solid earnings results. It also helped performance compared with the benchmark to be underrepresented in shares of Wells Fargo & Company, which had negative absolute results for the year. The top two detractors from absolute returns and relative to the benchmark were big, diversified financial services firms Bank of America Corp. and JPMorgan Chase & Company, which were at the epicenter of concerns about new financial regulations and potential costs related to the foreclosure/mortgage securitization crisis. We continue to believe that even with the revenue headwinds and higher regulatory expenses resulting from the new legislation, both stocks remain attractively valued.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

6	Regional Bank Fund | Annual report

A look at performance

For the period ended October 31, 2010

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge (POP)			with maximum sales charge (POP)

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	1.88	–6.16	1.77	1.88	–27.24	19.14

Class B	1.52	–6.04	1.71	1.52	–26.76	18.52

Class C	5.51	–5.86	1.57	5.51	–26.07	16.88

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.52%, Class B — 2.22% and Class C — 2.22%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

Annual report | Regional Bank Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the S&P 500 Index.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	10-31-00	$11,852	$11,852	$9,983

Class C2	10-31-00	11,688	11,688	9,983

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of 10-31-10. The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P Composite 1500 Banks Index (also known as S&P 1500 Regional Banks Index)3 — is an unmanaged index of banking sector stocks in the S&P 1500 Index.

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 Total return for index is not available for the 10-year period.

8	Regional Bank Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2010 with the same investment held until October 31, 2010.

	Account value	Ending value on	Expenses paid during
	on 5-1-10	10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$850.00	$6.06

Class B	1,000.00	847.50	9.27

Class C	1,000.00	847.10	9.31

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Regional Bank Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2010, with the same investment held until October 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value on	Expenses paid during
	on 5-1-10	10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,018.70	$6.61

Class B	1,000.00	1,015.20	10.11

Class C	1,000.00	1,015.10	10.16

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 1.99% and 2.00% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Regional Bank Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

U.S. Bancorp	5.3%	Bank of America Corp.	4.5%

JPMorgan Chase & Company	5.2%	Cullen/Frost Bankers, Inc.	3.9%

Wells Fargo & Company	5.2%	BB&T Corp.	3.6%

East West Bancorp, Inc.	5.2%	SVB Financial Group	3.3%

PNC Financial Services Group, Inc.	5.1%	TCF Financial Corp.	3.1%

Industry Composition[2,3]

Commercial Banks	81%	Capital Markets	2%

Diversified Financial Services	10%	Short-Term Investments & Other	1%

Thrifts & Mortgage Finance	6%

1 As a percentage of net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.

2 As a percentage of net assets on 10-31-10.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Annual report | Regional Bank Fund	11

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 97.54%		$603,069,528

(Cost $413,395,199)

Financials 97.54%		603,069,528

Capital Markets 2.04%

State Street Corp.	302,690	12,640,334

Commercial Banks 80.06%

1st United Bancorp, Inc. (I)	329,927	1,986,161

Ameris Bancorp	450,012	4,171,611

Bank of Marin Bancorp	38,373	1,278,205

Bar Harbor Bankshares	48,939	1,330,651

BB&T Corp.	952,581	22,299,921

Bond Street Holdings LLC, Class A (I)(S)	371,808	7,436,160

Boston Private Financial Holdings, Inc.	271,810	1,552,035

Bryn Mawr Bank Corp.	383,894	6,414,869

Centerstate Banks, Inc.	628,561	4,651,351

Citizens Republic Banking Corp., Inc. (I)	3,791,476	2,616,118

City Holding Company	94,723	3,002,719

Comerica, Inc.	318,909	11,410,564

Commerce Bancshares, Inc.	413,895	15,247,892

Cullen/Frost Bankers, Inc.	464,824	24,375,371

CVB Financial Corp.	495,298	3,769,218

Eagle Bancorp, Inc. (I)	14,578	180,184

East West Bancorp, Inc.	1,810,982	31,927,613

Evans Bancorp, Inc.	84,776	1,186,864

Fifth Third Bancorp	558,304	7,012,298

First California Financial Group, Inc. (I)	391,417	962,886

First Horizon National Corp. (I)	159,003	1,604,340

First Michigan Bank (I)(R)	830,801	4,148,335

First Southern Bancorp, Inc., Class B (I)	140,985	1,332,308

FNB Corp.	1,990,894	16,922,599

Glacier Bancorp, Inc.	321,556	4,180,228

Hancock Holding Company	465,738	14,633,488

Heritage Commerce Corp. (I)	712,266	2,678,120

Heritage Financial Corp. (I)	186,223	2,515,873

Heritage Oaks Bancorp (I)	1,064,426	3,406,163

Huntington Bancshares, Inc.	169,784	962,675

IBERIABANK Corp.	91,974	4,787,247

Independent Bank Corp.	661,869	15,547,303

KeyCorp	1,883,441	15,425,382

12	Regional Bank Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Lakeland Financial Corp.	190,114	$3,610,265

M&T Bank Corp.	174,347	13,032,438

MainSource Financial Group, Inc.	6,956	57,526

MB Financial, Inc.	590,642	8,794,659

Pacific Continental Corp.	480,508	3,993,022

Park Sterling Bank (I)	389,560	2,267,239

Pinnacle Financial Partners, Inc. (I)	140,244	1,600,184

PNC Financial Services Group, Inc.	590,151	31,809,139

Prosperity Bancshares, Inc.	207,906	6,463,798

Renasant Corp.	379,561	6,205,822

S&T Bancorp, Inc.	34,260	671,496

S.Y. Bancorp, Inc.	59,077	1,447,387

Sandy Spring Bancorp, Inc.	140,205	2,439,567

Sierra Bancorp	260,000	2,706,600

Southcoast Financial Corp. (I)	138,220	476,859

Southwest Bancorp, Inc. (I)	59,189	585,971

Sterling Bancshares, Inc.	608,255	3,278,495

SunTrust Banks, Inc.	594,321	14,869,911

SVB Financial Group (I)	466,051	20,198,650

TCF Financial Corp.	1,472,621	19,379,692

TriCo Bancshares	377,716	5,888,592

U.S. Bancorp	1,353,084	32,717,571

Union First Market Bankshares Corp.	160,067	2,058,462

United Community Banks, Inc. (I)	512,219	1,003,949

Univest Corp. of Pennsylvania	39,679	748,346

Washington Banking Company	205,985	2,593,351

Washington Trust Bancorp, Inc.	357,390	7,179,965

Wells Fargo & Company	1,231,948	32,129,204

WesBanco, Inc.	244,673	4,064,019

Westamerica Bancorp.	216,693	10,838,984

Zions Bancorporation	528,807	10,925,153

Diversified Financial Services 9.68%

Bank of America Corp.	2,420,678	27,692,556

JPMorgan Chase & Company	853,985	32,135,456

Thrifts & Mortgage Finance 5.76%

Berkshire Hill Bancorp, Inc.	386,034	7,465,898

Citizens South Banking Corp. (V)	593,010	2,757,495

Dime Community Bancshares	192,526	2,808,954

Doral Financial Corp. (I)	1,167,157	1,750,736

First Financial Holdings, Inc.	174,172	1,820,097

Flushing Financial Corp.	446,713	5,874,276

Home Federal Bancorp, Inc.	149,730	1,802,749

People’s United Financial, Inc.	236,270	2,908,484

Viewpoint Financial Group	130,043	1,248,413

Washington Federal, Inc.	91,877	1,380,911

WSFS Financial Corp.	148,312	5,790,101

See notes to financial statements	Annual report | Regional Bank Fund	13

			Shares	Value
Preferred Stocks 0.31%				$1,917,707

(Cost $1,946,565)

Financials 0.31%				1,917,707

Commercial Banks 0.31%

First Southern Bancorp, Inc. (I)(J)			241	111,361

Zions Bancorporation, 9.500%			71,116	1,806,346

			Shares	Value
Convertible Preferred Stocks 0.25%				$1,545,971

(Cost $1,491,675)

Financials 0.25%				1,545,971

Commercial Banks 0.25%

Monarch Financial Holdings, Inc., Series B, 7.800%			59,575	1,545,971

		Maturity
Rate (%)		date	Par value	Value
Capital Preferred Securities 0.52%				$3,251,620

(Cost $2,633,773)

Financials 0.52%				3,251,620

Commercial Banks 0.52%

Banponce Trust I, Series A	8.327	02-01-27	$590,000	427,489

Webster Capital Trust IV ,
(7.650% to 6-15-17 then 3 month
LIBOR + 1.890%)	7.650	06-15-37	3,275,000	2,824,131

			Shares	Value
Warrants 0.41%				$2,529,016

(Cost $3,231,258)

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			176,192	2,168,924

Valley National Bancorp (Expiration Date: 11-14-18,
Strike Price: $17.77) (I)			63,055	123,588

Washington Federal, Inc. (Expiration Date: 11-14-18,
Strike Price: $17.57) (I)			51,979	236,504

		Maturity
Yield* (%)		date	Par value	Value
Short-Term Investments 0.31%				$1,900,000

(Cost $1,900,000)

Short-Term Securities 0.31%				1,900,000
Federal Home Loan Bank Discount Notes	0.100	11-01-10	$1,900,000	1,900,000

Total investments (Cost $424,598,470)† 99.34%				$614,213,842

Other assets and liabilities, net 0.66%				$4,076,599

Total net assets 100.00%				$618,290,441

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

14	Regional Bank Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(J) This security is issued under the U.S. Treasury Department’s Capital Purchase Program.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

			Value as a percentage	Value as of
Issuer, description	Acquisition date	Acquisition cost	of Fund’s net assets	10-31-10

First Michigan Bank	4-30-10	$4,984,806	0.67%	$4,148,335

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund (see Note 7).

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $428,934,672. Net unrealized appreciation aggregated $185,279,170, of which $214,248,995 related to appreciated investment securities and $28,969,825 related to depreciated investment securities.

See notes to financial statements	Annual report | Regional Bank Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $422,056,865)	$611,456,347
Investments in affiliated issuers, at value (Cost $2,541,605) (Note 7)	2,757,495

Total investments, at value (Cost $424,598,470)	614,213,842
Cash	85,560
Receivable for investments sold	7,748,425
Receivable for fund shares sold	299,361
Dividends and interest receivable	513,215
Other receivables and prepaid assets	131,453
Total assets	622,991,856

Liabilities

Payable for investments purchased	6,991
Payable for fund shares repurchased	4,117,571
Payable to affiliates
Accounting and legal services fees	13,980
Transfer agent fees	155,341
Distribution and service fees	198,945
Trustees’ fees	87,479
Other liabilities and accrued expenses	121,108
Total liabilities	4,701,415

Net assets

Capital paid-in	$384,082,630
Distributions in excess of net investment income	(75,714)
Accumulated net realized gain on investments	44,668,153
Net unrealized appreciation on investments	189,615,372

Net assets	$618,290,441

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($559,495,395 ÷ 40,094,143 shares)	$13.95
Class B ($26,793,069 ÷ 1,967,646 shares)[1]	$13.62
Class C ($32,001,977 ÷ 2,347,225 shares)[1]	$13.63

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$14.68

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$11,094,199
Interest	519,154

Total investment income	11,613,353

Expenses

Investment management fees (Note 4)	5,458,096
Distribution and service fees (Note 4)	2,532,421
Accounting and legal services fees (Note 4)	127,785
Transfer agent fees (Note 4)	1,419,450
Trustees’ fees (Note 4)	53,194
State registration fees	39,593
Printing and postage fees	109,055
Professional fees	98,755
Custodian fees	101,830
Registration and filing fees	25,057
Other	40,501

Total expenses	10,005,737
Less expense reductions (Note 4)	(3,691)

Net expenses	10,002,046

Net investment income	1,611,307

Realized and unrealized gain (loss)

Net realized gain on
Investments	54,716,794
54,716,794
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(10,312,356)
Investments in affiliated issuers	215,890
(10,096,466)
Net realized and unrealized gain	44,620,328
Increase in net assets from operations	$46,231,635

See notes to financial statements	Annual report | Regional Bank Fund	17

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09

Increase (decrease) in net assets

From operations
Net investment income	$1,611,307	$9,506,401
Net realized gain (loss)	54,716,794	(5,435,929)
Change in net unrealized appreciation (depreciation)	(10,096,466)	(137,214,813)

Increase (decrease) in net assets resulting from operations	46,231,635	(133,144,341)

Distributions to shareholders
From net investment income
Class A	(2,085,811)	(9,777,827)
Class B	(8,618)	(391,635)
Class C	(7,110)	(273,095)
From net realized gain
Class A	—	(99,737,743)
Class B	—	(7,054,459)
Class C	—	(4,686,344)

Total distributions	(2,101,539)	(121,921,103)

From Fund share transactions (Note 5)	(71,524,505)	(5,130,327)

Total decrease	(27,394,409)	(260,195,771)

Net assets

Beginning of year	645,684,850	905,880,621

End of year	$618,290,441	$645,684,850

Undistributed (distribution in excess of) net investment income	($75,714)	$270,480

18	Regional Bank Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$13.05	$18.19	$34.06	$41.79	$41.76
Net investment income[1]	0.04	0.19	0.47	0.66	0.67
Net realized and unrealized gain (loss)
on investments	0.91	(2.78)	(7.04)	(2.28)	4.33
Total from investment operations	0.95	(2.59)	(6.57)	(1.62)	5.00
Less distributions
From net investment income	(0.05)	(0.22)	(0.52)	(0.68)	(0.70)
From net realized gain	—	(2.33)	(8.78)	(5.43)	(4.27)
Total distributions	(0.05)	(2.55)	(9.30)	(6.11)	(4.97)
Net asset value, end of year	$13.95	$13.05	$18.19	$34.06	$41.79
Total return (%)[2]	7.26[3]	(12.98)[3]	(23.53)	(5.01)	12.96

Ratios and supplemental data

Net assets, end of year (in millions)	$559	$584	$813	$1,268	$1,702
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.55	1.35	1.27	1.29
Expenses net of fee waivers and credits	1.38	1.54	1.35	1.27	1.29
Net investment income	0.30	1.56	2.33	1.76	1.66
Portfolio turnover (%)	24	37	23	13	7

[1] Based on the average daily shares outstanding.
[2] Does not reflect the effect of sales charges, if any.
[3] Total returns would have been lower had certain expenses not been reduced during the periods shown.

CLASS B SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$12.79	$17.89	$33.66	$41.37	$41.39
Net investment income (loss)[1]	(0.06)	0.11	0.34	0.38	0.38
Net realized and unrealized gain (loss)
on investments	0.89	(2.75)	(6.97)	(2.25)	4.28
Total from investment operations	0.83	(2.64)	(6.63)	(1.87)	4.66
Less distributions
From net investment income	—[2]	(0.13)	(0.36)	(0.41)	(0.41)
From net realized gain	—	(2.33)	(8.78)	(5.43)	(4.27)
Total distributions	—	(2.46)	(9.14)	(5.84)	(4.68)
Net asset value, end of year	$13.62	$12.79	$17.89	$33.66	$41.37
Total return (%)[3]	6.52[4]	(13.60)[4]	(24.09)[4]	(5.70)	12.16

Ratios and supplemental data

Net assets, end of year (in millions)	$27	$34	$55	$125	$261
Ratios (as a percentage of average net assets):
Expenses before reductions	2.09	2.26	2.07	1.98	1.99
Expenses net of fee waivers and credits	2.08	2.24	2.06	1.98	1.99
Net investment income (loss)	(0.40)	0.90	1.64	1.03	0.95
Portfolio turnover (%)	24	37	23	13	7

1 Based on the average daily shares outstanding.

2 Less than ($0.005) per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements	Annual report | Regional Bank Fund	19

CLASS C SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$12.80	$17.90	$33.66	$41.37	$41.39
Net investment income (loss)[1]	(0.06)	0.10	0.31	0.38	0.39
Net realized and unrealized gain (loss)
on investments	0.89	(2.74)	(6.93)	(2.25)	4.27
Total from investment operations	0.83	(2.64)	(6.62)	(1.87)	4.66
Less distributions
From net investment income	—[2]	(0.13)	(0.36)	(0.41)	(0.41)
From net realized gain	—	(2.33)	(8.78)	(5.43)	(4.27)
Total distributions	—	(2.46)	(9.14)	(5.84)	(4.68)
Net asset value, end of year	$13.63	$12.80	$17.90	$33.66	$41.37
Total return (%)[3]	6.51[4]	(13.59)[4]	(24.06)	(5.70)	12.16

Ratios and supplemental data

Net assets, end of year (in millions)	$32	$28	$37	$35	$45
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.25	2.06	1.98	1.99
Expenses net of fee waivers and credits	2.08	2.23	2.06	1.98	1.99
Net investment income (loss)	(0.41)	0.86	1.59	1.04	0.96
Portfolio turnover (%)	24	37	23	13	7

1 Based on the average daily shares outstanding.

2 Less than ($0.005) per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

20	Regional Bank Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Industry
Capital Markets	$12,640,334	$12,640,334	—	—
Commercial Banks	504,000,878	489,053,402	$10,687,780	$4,259,696
Diversified Financial
Services	59,828,012	59,828,012	—	—
Thrifts & Mortgage
Finance	35,844,618	35,844,618	—	—

Short-Term Investments	1,900,000	—	1,900,000	—

Total Investments in
Securities	$614,213,842	$597,366,366	$12,587,780	$4,259,696

Annual report | Regional Bank Fund	21

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

COMMERCIAL BANKS

Balance as of 10-31-09	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	($966,110)
Net purchases (sales)	5,225,806
Transfers in and/or out of Level 3	—
Balance as of 10-31-10	$4,259,696
Change in unrealized at year end*	($966,110)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

During the twelve-month period ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused

22	Regional Bank Fund | Annual report

portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended October 31, 2010, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual Fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended October 31, 2010 and October 31, 2009 was as follows:

	OCTOBER 31, 2010	OCTOBER 31, 2009

Ordinary Income	$2,101,539	$10,437,397
Long-Term Capital Gain	—	$111,483,706

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of expenses that may be applied differently to each class. As of October 31, 2010, the components of distributable earnings on a tax basis included $11,240,729 of undistributed ordinary income and $37,763,626 of undistributed long-term capital gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sales loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain

Annual report | Regional Bank Fund	23

general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk for material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.750% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000; and (d) 0.725% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010 were equivalent to an annual effective rate of 0.79% of the Fund’s average daily net assets.

In addition, the Adviser voluntarily waived certain other expenses. Accordingly, these expense reductions amounted to $3,338, $193 and $160 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2010.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended October 31, 2010, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEES

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $424,258 for the year ended October 31, 2010. Of this amount, $66,856 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $343,002 was paid as sales commissions to broker-dealers and $14,400 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

24	Regional Bank Fund | Annual report

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2010, CDSCs amounts received by the Distributor amounted to $66,625 and $9,720 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services received in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended October 31, 2010 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,879,046	$1,285,064
Class B	325,485	68,310
Class C	327,890	66,076
Total	$2,532,421	$1,419,450

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Annual report | Regional Bank Fund	25

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	5,281,287	$79,139,382	4,619,892	$57,143,495
Distributions reinvested	118,643	1,669,445	7,374,057	89,203,588
Repurchased	(10,071,195)	(146,171,377)	(11,935,599)	(147,803,968)

Net increase (decrease)	(4,671,265)	($65,362,550)	58,350	($1,456,885)

Class B shares

Sold	211,600	$3,110,707	370,128	$4,513,414
Distributions reinvested	548	7,347	522,296	6,205,774
Repurchased	(888,277)	(12,728,536)	(1,343,602)	(15,483,354)

Net decrease	(676,129)	($9,610,482)	(451,178)	($4,764,166)

Class C shares

Sold	836,027	$12,598,040	574,891	$6,961,666
Distributions reinvested	425	5,707	334,462	3,976,291
Repurchased	(643,458)	(9,155,220)	(836,033)	(9,847,233)
Net increase	192,994	$3,448,527	73,320	$1,090,724

Net decrease	(5,154,400)	($71,524,505)	(319,508)	($5,130,327)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $158,625,868 and $213,409,207, respectively, for the year ended October 31, 2010. Purchases and sales of U.S. Treasury obligations aggregated $14,995,920 and $14,999,992, respectively, for the year ended October 31, 2010.

Note 7 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2010, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN	INCOME	VALUE

Citizens South Banking Corp.	—	593,010	—	$38,125	$2,757,495
Bought: 254,825
Sold: none
Spin off: 310,000
Stock split: 28,185

Note 8 — Concentration of risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

26	Regional Bank Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2010

Annual report | Regional Bank Fund	27

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund has designated distributions to shareholders of $4,281,914, or if subsequently different, as a long-term capital gain dividend.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

28	Regional Bank Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Regional Bank Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients; (c) the impact of economies of scale;

Annual report | Regional Bank Fund	29

(d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

30	Regional Bank Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a mutual fund, may generally be attributable to the greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets, the more burdensome regulatory and legal obligations of mutual funds, and the higher marketing costs for mutual funds.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Regional Bank Fund	6.96%	–13.65%	–5.69%	2.86%
S&P Composite 1500 Banks Index	–9.48%	–29.08%	–16.55%	N/A
Financial Category Median	25.88%	–14.59%	–5.09%	3.71%
Morningstar 15(c) Peer Group Median	14.21%	–15.38%	–5.54%	4.45%

The Board considered presentations made by the Subadviser and the Adviser on the investment management style of the Subadviser and noted that the Subadviser had improved recent performance against the benchmark index, but that the Fund continued to struggle against its Peer Group. The Board noted that the Fund’s bank investments had struggled against the broader Financial Category Group. The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates. The Board concluded that the Fund’s underperformance was being responsibly addressed by the Adviser and Subadviser.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer

Annual report | Regional Bank Fund	31

Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was slightly lower than the Category median and inline with the Peer Group median. The Board reviewed the Fund’s Gross Expense Ratio of 1.55% for the Fund’s Class A shares. The Board noted that the Fund’s Gross Expense Ratio was inline with the Peer Group median and lower than the Category median. The Board also noted that the Fund’s Net Expense Ratio was inline with the Peer Group median and slightly higher than the Category median. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected a proposed change in the methodology for calculating transfer agent fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

32	Regional Bank Fund | Annual report

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Regional Bank Fund	33

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1993	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

34	Regional Bank Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1991	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2005	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2009	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Regional Bank Fund	35

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

36	Regional Bank Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie and Mr. Schiavone were appointed by the Board of Trustees effective 8-31-10.

Annual report | Regional Bank Fund	37

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	MFC Global Investment
Charles L. Ladner	Management (U.S.), LLC
Stanley Martin*
Hugh McHaffie†**	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President** and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer	The report is certified under the Sarbanes-Oxley
Act, which requires mutual funds and other public
Charles A. Rizzo	companies to affirm that, to the best of their
Chief Financial Officer	knowledge, the information in their financial reports
is fairly and accurately stated in all material respects.
Salvatore Schiavone**
Treasurer

*Member of the Audit Committee
**Effective 8-31-10
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

38	Regional Bank Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.	0100A 10/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/10

John Hancock

MUTUAL FUNDS

John Hancock
Small Cap Equity Fund

Annual Report
10.31.10

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.), LLC

U.S. stocks generated double-digit gains for the 12 months ended October 31, 2010. The bulk of the market’s advance occurred during the first half of the period as stocks sustained a steady rally thanks to improving economic conditions and a recovery in corporate earnings. Market conditions changed during the last half of the period as evidence of a pullback in economic activity led to concerns about a relapse into recession. As a result, the stock market peaked in late April and fell sharply throughout May and June. Stocks remained volatile through the summer, but the market staged a substantial rebound in the last two months of the period as investors became more confident that a double-dip recession would be avoided.

For the year ended October 31, 2010, John Hancock Small Cap Equity Fund’s Class A shares posted a total return of 31.59% at net asset value, outpacing the 26.66% return of the average small growth fund, according to Morningstar, Inc., and the 28.67% return of the Fund’s benchmark, the Russell 2000 Growth Index. One contributing factor to the Fund’s outperformance of its benchmark index and peer group average was our ability and willingness to capitalize on investment opportunities created by the increase in day-to-day market volatility over the last six months. The market fluctuations allowed us to add to some of our favorite Fund holdings at relatively cheap prices and these stocks rebounded during the last two months of the period. The Fund’s holdings in the materials sector contributed the most to its outperformance of its benchmark. One of the leading contributors was Canadian metals producer Avalon Rare Metals, Inc.

Other top individual contributors to relative performace included semiconductor manufacturer Atmel and custom theater systems company IMAX Corp. On the downside, the only sector to meaningfully detract from Fund performance versus the index was information technology, led by telecommunications equipment maker Comtech Telecommunications, which we sold from the Fund’s portfolio.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Small Cap Equity Fund | Annual report

A look at performance

For the period ended October 31, 2010

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)
				Since				Since
	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

Class A	24.99	0.34	0.15	—	24.99	1.71	1.49	—

Class B	25.68	0.25	0.09	—	25.68	1.25	0.91	—

Class C	29.73	0.66	–0.04	—	29.73	3.36	–0.41	—

Class I1	32.34	2.01	—	1.26[2]	32.34	10.46	—	12.18[2]

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 2-28-11 for Class A, Class B, and Class C shares. The net expenses are as follows: Class A — 1.64%, Class B — 2.34%, and Class C — 2.34%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.74%, Class B — 2.44%, and Class C — 2.44%. For Class I, the net expenses equal the gross expenses and are as follows: Class I — 0.86%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Fund’s Class I shares prospectus.

2 From 8-15-01.

Annual report | Small Cap Equity Fund	7

A look at performance

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	10-31-00	$10,091	$10,091	$11,209

Class C2	10-31-00	9,959	9,959	11,209

Class I3	8-15-01	11,218	11,218	14,604

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of 10-31-10. The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I shares prospectus.

8	Small Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2010 with the same investment held until October 31, 2010.

	Account value	Ending value	Expenses paid during
	on 5-1-10	on 10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,023.40	$6.68

Class B	1,000.00	1,020.00	10.28

Class C	1,000.00	1,020.00	10.28

Class I	1,000.00	1,025.70	4.44

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2010, with the same investment held until October 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-10	on 10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,018.60	$6.67

Class B	1,000.00	1,015.00	10.26

Class C	1,000.00	1,015.00	10.26

Class I	1,000.00	1,020.80	4.43

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.31%, 2.02%, 2.02% and 0.87% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Small Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

Avalon Rare Metals, Inc.	2.7%	Atmel Corp.	2.0%

East West Bancorp, Inc	2.4%	Lazard, Ltd., Class A	2.0%

Bally Technologies, Inc.	2.3%	Brigham Exploration Company	2.0%

MEDNAX, Inc.	2.2%	Cypress Semiconductor Corp.	1.9%

Schweitzer-Mauduit International, Inc.	2.1%	IMAX Corp.	1.9%

Sector Composition[2,3]

Information Technology	20%	Industrials	12%

Health Care	19%	Financials	8%

Consumer Discretionary	16%	Energy	7%

Materials	12%	Short-Term Investments & Other	6%

1 As a percentage of net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.

2 As a percentage of net assets on 10-31-10.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Small Cap Equity Fund	11

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 93.87%		$402,980,190

(Cost $316,384,126)

Consumer Discretionary 15.93%		68,367,292

Diversified Consumer Services 0.73%

Global Education & Technology Group, Ltd., ADR (I)	314,841	3,126,371

Hotels, Restaurants & Leisure 3.97%

Bally Technologies, Inc. (I)(L)	268,329	9,681,311

WMS Industries, Inc. (I)	168,400	7,347,292

Household Durables 4.89%

iRobot Corp. (I)(L)	252,544	5,273,119

Lennar Corp., Class A (L)	293,111	4,253,041

Tempur-Pedic International, Inc. (I)(L)	189,610	6,541,545

Tupperware Brands Corp.	109,579	4,910,235

Internet & Catalog Retail 0.13%

Mecox Lane, Ltd. (I)	34,452	562,601

Media 1.90%

IMAX Corp. (I)(L)	376,465	8,150,467

Specialty Retail 2.32%

A.C. Moore Arts & Crafts, Inc. (I)	1,217,400	2,739,150

CarMax, Inc. (I)(L)	128,479	3,981,564

DSW, Inc., Class A (I)(L)	98,005	3,260,626

Textiles, Apparel & Luxury Goods 1.99%

G-III Apparel Group, Ltd. (I)	241,860	6,385,104

Skechers U.S.A., Inc., Class A (I)	110,847	2,154,866

Energy 6.72%		28,848,874

Oil, Gas & Consumable Fuels 6.72%

BNK Petroleum, Inc. (I)	939,066	2,734,607

Brigham Exploration Company (I)(L)	407,392	8,591,897

Kodiak Oil & Gas Corp. (I)(L)	1,244,602	5,127,760

Plains Exploration & Production Company (I)	174,494	4,863,148

Rex Energy Corp. (I)(L)	611,320	7,531,462

Financials 7.81%		33,531,286

Capital Markets 3.91%

Evercore Partners, Inc., Class A	265,851	8,071,236

Lazard, Ltd., Class A	236,140	8,713,566

Commercial Banks 2.43%

East West Bancorp, Inc.	591,033	10,419,913

12	Small Cap Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Consumer Finance 1.47%

Cardtronics, Inc. (I)	373,249	$6,326,571

Health Care 18.59%		79,814,935

Biotechnology 2.62%

BioMarin Pharmaceutical, Inc. (I)(L)	101,938	2,666,698

Human Genome Sciences, Inc. (I)(L)	102,505	2,755,334

Isis Pharmaceuticals, Inc. (I)(L)	231,333	2,114,384

United Therapeutics Corp. (I)	62,019	3,721,140

Health Care Equipment & Supplies 6.26%

Align Technology, Inc. (I)(L)	407,518	6,940,032

ArthroCare Corp. (I)	118,000	3,219,040

Conceptus, Inc. (I)(L)	258,054	3,666,947

NuVasive, Inc. (I)(L)	85,551	2,241,436

RTI Biologics, Inc. (I)	1,473,866	3,640,449

SonoSite, Inc. (I)(L)	124,232	3,872,311

Thoratec Corp. (I)(L)	101,080	3,299,251

Health Care Providers & Services 5.34%

Coventry Health Care, Inc. (I)	268,948	6,298,762

MEDNAX, Inc. (I)	157,582	9,330,430

Sharps Compliance Corp. (I)(L)	145,729	648,494

Sun Healthcare Group, Inc. (I)	700,189	6,658,797

Pharmaceuticals 4.37%

Eurand NV (I)(L)	402,619	4,412,704

Impax Laboratories, Inc. (I)	148,161	2,791,353

Inspire Pharmaceuticals, Inc. (I)	771,135	5,397,945

Par Pharmaceutical Companies, Inc. (I)	166,500	5,412,915

Somaxon Pharmaceuticals, Inc. (I)(L)	259,469	726,513

Industrials 12.26%		52,648,465

Aerospace & Defense 1.40%

Hexcel Corp. (I)	109,216	1,940,768

The KEYW Holding Corp. (I)	319,115	4,052,761

Air Freight & Logistics 1.67%

Atlas Air Worldwide Holdings, Inc. (I)(L)	77,170	4,032,904

UTi Worldwide, Inc.	163,776	3,147,775

Airlines 1.72%

Copa Holdings SA, Class A	145,614	7,386,998

Building Products 1.44%

Quanex Building Products Corp.	207,660	3,742,033

Trex Company, Inc. (I)(L)	136,364	2,447,734

Commercial Services & Supplies 1.97%

EnerNOC, Inc. (I)(L)	131,320	3,948,792

Steelcase, Inc., Class A	533,682	4,488,266

Electrical Equipment 0.82%

Fushi Copperweld, Inc. (I)(L)	380,689	3,540,408

Machinery 2.03%

Flow International Corp. (I)	1,662,487	4,388,966

Graham Corp.	255,666	4,338,652

See notes to financial statements	Annual report | Small Cap Equity Fund	13

	Shares	Value
Professional Services 1.21%

FTI Consulting, Inc. (I)(L)	146,430	$5,192,408

Information Technology 19.55%		83,945,231

Internet Software & Services 5.80%

Ancestry.com, Inc. (I)(L)	164,613	4,390,229

Dice Holdings, Inc. (I)	347,950	3,148,948

TechTarget, Inc. (I)(L)	793,736	4,159,177

The Knot, Inc. (I)	712,913	6,444,734

VistaPrint NV (I)(L)	160,190	6,739,193

IT Services 1.14%

Telvent GIT SA (L)	192,895	4,893,746

Semiconductors & Semiconductor Equipment 5.64%

Atmel Corp. (I)	987,375	8,748,143

Cypress Semiconductor Corp. (I)	592,592	8,355,547

Netlogic Microsystems, Inc. (I)(L)	236,909	7,121,485

Software 6.97%

Concur Technologies, Inc. (I)(L)	146,560	7,565,427

Monotype Imaging Holdings, Inc. (I)	631,439	6,017,614

NetSuite, Inc. (I)(L)	167,425	3,428,864

Rosetta Stone, Inc. (I)(L)	331,673	7,678,230

Ultimate Software Group, Inc. (I)(L)	126,967	5,253,894

Materials 12.55%		53,868,048

Chemicals 2.82%

LSB Industries, Inc. (I)	329,598	7,366,515

Neo Material Technologies, Inc. (I)	819,567	4,757,169

Metals & Mining 5.16%

Avalon Rare Metals, Inc. (I)	2,562,669	11,432,634

Franco-Nevada Corp.	78,186	2,696,915

IAMGOLD Corp.	254,814	4,658,000

Mercator Minerals, Ltd. (I)	1,070,830	3,349,297

Paper & Forest Products 4.57%

Buckeye Technologies, Inc.	363,760	6,565,868

KapStone Paper and Packaging Corp. (I)	328,608	4,206,182

Schweitzer-Mauduit International, Inc.	137,667	8,835,468

Utilities 0.46%		1,956,059

Water Utilities 0.46%

American Water Works Company, Inc.	81,912	1,956,059

Warrants 0.00%		$0

(Cost $0)

Information Technology 0.00%		0

Software 0.00%

Access Integrated Technologies, Inc. (Expiration date 2-18-11,
Strike price $11.00) (I)	75,000	0

14	Small Cap Equity Fund | Annual report	See notes to financial statements

Short-Term Investments 30.31%				$130,099,095

(Cost $130,065,773)

		Yield*	Shares	Value
Securities Lending Collateral 24.69%				$105,999,095
John Hancock Collateral Investment Trust (W)		0.2626 (Y)	10,590,590	105,999,095

		Maturity
	Rate (%)*	date	Par value	Value
Short-Term Securities 5.62%				$24,100,000
Federal Home Loan Bank Discount Notes	0.100	11-01-10	$24,100,000	24,100,000

Total investments (Cost $446,449,899)† 124.18%				$533,079,285

Other assets and liabilities, net (24.18%)				($103,789,065)

Total net assets 100.00%				$429,290,220

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 10-31-10.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 10-31-10.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $455,303,343. Net unrealized appreciation aggregated $77,775,942, of which $100,106,076 related to appreciated investment securities and $22,330,134 related to depreciated investment securities.

See notes to financial statements	Annual report | Small Cap Equity Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $340,484,126) including
$103,339,157 of securities loaned (Note 2)	$427,080,190
Investments in affiliated issuers, at value (Cost $105,965,773) (Note 2)	105,999,095

Total investments, at value (Cost $446,449,899)	533,079,285
Cash	8,058
Foreign currency, at value (Cost $3,457)	3,449
Receivable for investments sold	5,953,281
Receivable for forward foreign currency exchange contracts (Note 3)	210,084
Receivable for fund shares sold	144,273
Receivable for securities lending income	39,502
Other receivables and prepaid assets	95,220

Total assets	539,533,152

Liabilities

Payable for investments purchased	3,397,201
Payable for fund shares repurchased	559,495
Payable upon return of securities loaned (Note 2)	105,990,491
Payable to affiliates
Accounting and legal services fees	7,768
Transfer agent fees	93,227
Distribution and service fees	22,488
Trustees’ fees	70,014
Other liabilities and accrued expenses	102,248

Total liabilities	110,242,932

Net assets

Capital paid-in	$619,618,619
Accumulated net investment loss	(3,670,515)
Accumulated net realized loss on investments, options written and foreign
currency transactions	(273,495,971)
Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies	86,838,087

Net assets	$429,290,220

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($360,856,332 ÷ 16,853,572 shares)	$21.41
Class B ($30,392,417 ÷ 1,568,412 shares)[1]	$19.38
Class C ($27,028,342 ÷ 1,393,565 shares)[1]	$19.40
Class I ($11,013,129 ÷ 484,929 shares)	$22.71

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$22.54

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$781,750
Securities lending	672,139
Interest	6,384
Less foreign taxes withheld	(2,249)

Total investment income	1,458,024

Expenses

Investment management fees (Note 5)	2,841,514
Distribution and service fees (Note 5)	1,592,678
Accounting and legal services fees (Note 5)	79,853
Transfer agent fees (Note 5)	1,319,195
Trustees’ fees (Note 5)	21,891
State registration fees	44,089
Printing and postage	96,534
Professional fees	69,924
Custodian fees	62,989
Registration and filing fees	35,937
Other	143,101

Total expenses	6,307,705
Less expense reductions (Note 5)	(3,082)

Net expenses	6,304,623

Net investment loss	(4,846,599)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	49,102,185
Investments in affiliated issuers	(19,391)
Written options (Note 3)	41,400
Foreign currency transactions	(27,289)
49,096,905
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	61,055,989
Investments in affiliated issuers	(3,539)
Translation of assets and liabilities in foreign currencies	208,701
61,261,151
Net realized and unrealized gain	110,358,056

Increase in net assets from operations	$105,511,457

See notes to financial statements	Annual report | Small Cap Equity Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09
Increase (decrease) in net assets

From operations
Net investment loss	($4,846,599)	($4,436,327)
Net realized gain (loss)	49,096,905	(46,763,248)
Change in net unrealized appreciation (depreciation)	61,261,151	132,097,489

Increase in net assets resulting from operations	105,511,457	80,897,914

From Fund share transactions (Note 6)	(17,959,718)	(47,348,923)

Total increase	87,551,739	33,548,991

Net assets

Beginning of year	341,738,481	308,189,490

End of year	$429,290,220	$341,738,481

Accumulated net investment loss	($3,670,515)	($271,572)

18	Small Cap Equity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$16.27	$12.58	$24.60	$22.00	$20.00
Net investment loss[1]	(0.21)	(0.18)	(0.18)[2]	(0.26)	(0.21)
Net realized and unrealized gain (loss)
on investments	5.35	3.87	(11.84)	2.86	2.21
Total from investment operations	5.14	3.69	(12.02)	2.60	2.00
Net asset value, end of year	$21.41	$16.27	$12.58	$24.60	$22.00
Total return (%)[3]	31.59[4]	29.33[4]	(48.86)[4]	11.82	10.00[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$361	$279	$240	$539	$620
Ratios (as a percentage of average net assets):
Expenses before reductions	1.47	1.77[5]	1.49	1.40	1.42
Expenses net of fee waivers and credits	1.47	1.71[5]	1.49	1.40	1.40
Net investment loss	(1.11)	(1.30)	(0.95)[2]	(1.14)	(1.00)
Portfolio turnover (%)	79	103[6]	58	35	30

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

See notes to financial statements	Annual report | Small Cap Equity Fund	19

CLASS B SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$14.83	$11.55	$22.77	$20.50	$18.77
Net investment loss[1]	(0.32)	(0.25)	(0.31)[2]	(0.40)	(0.34)
Net realized and unrealized gain (loss)
on investments	4.87	3.53	(10.91)	2.67	2.07
Total from investment operations	4.55	3.28	(11.22)	2.27	1.73
Net asset value, end of year	$19.38	$14.83	$11.55	$22.77	$20.50
Total return (%)[3]	30.68[4]	28.40[4]	(49.28)[4]	11.07	9.22[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$30	$37	$46	$146	$189
Ratios (as a percentage of average net assets):
Expenses before reductions	2.20	2.49[5]	2.19	2.10	2.12
Expenses net of fee waivers and credits	2.20	2.45[5]	2.19	2.10	2.10
Net investment loss	(1.84)	(2.03)	(1.70)[2]	(1.84)	(1.71)
Portfolio turnover (%)	79	103[6]	58	35	30

[1] Based on the average daily shares outstanding.
[2] Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
[3] Does not reflect the effect of sales charges, if any.
[4] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[5] Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
[6] The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

CLASS C SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$14.84	$11.56	$22.77	$20.50	$18.77
Net investment loss[1]	(0.31)	(0.26)	(0.30)[2]	(0.40)	(0.35)
Net realized and unrealized gain (loss)
on investments	4.87	3.54	(10.91)	2.67	2.08
Total from investment operations	4.56	3.28	(11.21)	2.27	1.73
Net asset value, end of year	$19.40	$14.84	$11.56	$22.77	$20.50
Total return (%)[3]	30.73[4]	28.37[4]	(49.23)[4]	11.07	9.22[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$27	$18	$17	$43	$54
Ratios (as a percentage of average net assets):
Expenses before reductions	2.17	2.49[5]	2.19	2.10	2.12
Expenses net of fee waivers and credits	2.17	2.43[5]	2.19	2.10	2.10
Net investment loss	(1.81)	(2.01)	(1.67)[2]	(1.84)	(1.71)
Portfolio turnover (%)	79	103[6]	58	35	30

[1] Based on the average daily shares outstanding.
[2] Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
[3] Does not reflect the effect of sales charges, if any.
[4] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[5] Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
[6] The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

20	Small Cap Equity Fund | Annual report	See notes to financial statements

CLASS I SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06

Per share operating performance

Net asset value, beginning of year	$17.16	$13.16	$25.57	$22.73	$20.56
Net investment loss[1]	(0.11)	(0.07)	(0.12)[2]	(0.14)	(0.10)
Net realized and unrealized gain (loss)
on investments	5.66	4.07	(12.29)	2.98	2.27
Total from investment operations	5.55	4.00	(12.41)	2.84	2.17
Net asset value, end of year	$22.71	$17.16	$13.16	$25.57	$22.73
Total return (%)	32.34[3]	30.40[3]	(48.53)[3]	12.49	10.55

Ratios and supplemental data

Net assets, end of year (in millions)	$11	$8	$3	$34	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.90	0.91[4]	0.84	0.83	0.85
Expenses net of fee waivers and credits	0.90	0.91[4]	0.84	0.83	0.85
Net investment loss	(0.53)	(0.49)	(0.57)[2]	(0.59)	(0.45)
Portfolio turnover (%)	79	103[5]	58	35	30

[1] Based on the average daily shares outstanding.
[2] Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
[3] Total returns would have been lower had certain expenses not been reduced during the periods shown.
[4] Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
[5] The portfolio turnover rate for the year ended 10-31-09 has been revised from what was previously reported to exclude the effect of certain short-term investments in a collateral management vehicle.

See notes to financial statements	Annual report | Small Cap Equity Fund	21

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase. Class R1 shares converted to Class A shares on August 21, 2009.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22	Small Cap Equity Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$68,367,292	$68,367,292	—	—
Energy	28,848,874	28,848,874	—	—
Financials	33,531,286	33,531,286	—	—
Health Care	79,814,935	79,814,935	—	—
Industrials	52,648,465	52,648,465	—	—
Information Technology	83,945,231	83,945,231	—	—
Materials	53,868,048	53,868,048	—	—
Utilities	1,956,059	1,956,059	—	—
Short-Term Investments	130,099,095	105,999,095	$24,100,000	—

Total Investments in
Securities	$533,079,285	$508,979,285	$24,100,000	—
Other Financial
Instruments				—
Forward Foreign
Currency Contracts	$210,084	—	$210,084	—

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their closing net asset values each day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities.

The Fund may be subject to foreign earnings and repatriation taxes which are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value

Annual report | Small Cap Equity Fund	23

of the loaned securities. The Fund will invest its collateral in JHCIT, as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended October 31, 2010, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

24	Small Cap Equity Fund | Annual report

For federal income tax purposes, the Fund has a capital loss carryforward of $270,647,892 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires as follows:

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31

2011	2014	2015	2016	2017

$65,557,630	$1,384,074	$5,343,313	$151,929,003	$46,433,872

Availability of a certain amount of the loss carryforwards, which were acquired in previous mergers, may be limited in a given year.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, at least annually. There were no distributions during the years ended October 31, 2010 and October 31, 2009.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of October 31, 2010, the components of distributable earnings on a tax basis included $2,596,036 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforward of $93,423,396, merger related transactions, foreign currency transactions, wash sales and investments in passive foreign investment companies.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including futures contracts and swap contracts, in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the risk that currency movements will not occur thereby reducing the Fund’s total return, and the potential for losses in excess of the Fund’s initial investment.

Annual report | Small Cap Equity Fund	25

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended October 31, 2010, the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. The following table summarizes the contracts held at October 31, 2010. The range of forward foreign currency contracts absolute notional amounts held by the Fund during the year ended October 31, 2010 was $0 to $13,002,149.

	PRINCIPAL	PRINCIPAL
	AMOUNT	AMOUNT			UNREALIZED
	COVERED BY	COVERED BY		SETTLEMENT	APPRECIATION
CURRENCY	CONTRACT	CONTRACT (USD)	COUNTERPARTY	DATE	(DEPRECIATION)

			Toronto Dominion
CAD	13,073,011	$13,002,149	Bank	1-25-11	$210,084
		$13,002,149			$210,084

Currency Abbreviation
CAD Canadian Dollar

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the Fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended October 31, 2010, the Fund wrote options contracts to manage against anticipated changes in securities markets. The following tables summarize the Fund’s written options activities during the year ended October 31, 2010.

26	Small Cap Equity Fund | Annual report

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED (PAID)

Outstanding, beginning of period	—	—
Options written	200	$41,400
Options closed	—	—
Options expired	(200)	(41,400)
Outstanding, end of period	—	—

There were no open written options contracts at October 31, 2010.

Fair value of derivative instruments by risk category. The table below summarizes the fair value of derivatives held by the Fund at October 31, 2010 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Foreign exchange	Receivable for foreign	Forward foreign	$210,084	—
contracts	currency contracts	currency
		contracts
Total			$210,084	—

Effect of derivative instruments on the Statement of Operations. The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain	$41,400
Total		$41,400

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the for the year ended October 31, 2010:

		TRANSLATION OF ASSETS AND
RISK	STATEMENT OF OPERATIONS LOCATION	LIABILITIES IN FOREIGN CURRENCIES*

Foreign exchange	Change in unrealized appreciation	$210,084
contracts	(depreciation) of
Total		$210,084

*Change in unrealized appreciation/depreciation associated with foreign currency contracts is included in this caption on the Statement of Operations.

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Small Cap Equity Fund	27

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.700% of the first $1,000,000,000 of the Fund’s average daily net assets; and (b) 0.685% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010 were equivalent to an annual effective rate of 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.64%, 2.34%, 2.34% and 1.09% for Class A, Class B, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses. These fee waivers and expense limitations shall remain in effect until February 28, 2011.

In addition, the Adviser voluntarily waived certain other expenses. Accordingly, these expense reductions amounted to $2,560, $340 and $182 for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2010.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended October 31, 2010 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEES

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $130,646 for the year ended October 31, 2010. Of this amount, $16,962 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $91,183 was paid as sales commissions to broker-dealers and $22,501 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

28	Small Cap Equity Fund | Annual report

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2010 CDSCs received by the Distributor amounted to $44,209 and $3,011 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services received in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1, 2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended October 31, 2010 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,004,160	$1,109,427
Class B	336,905	119,291
Class C	251,613	84,268
Class I	—	6,209
Total	$1,592,678	$1,319,195

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and payable to affiliates — trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Annual report | Small Cap Equity Fund	29

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,017,674	$38,630,556	4,231,947	$55,401,846
Issued in reorganization (Note 8)	1,617,427	29,997,835	—	—
Exchanged from Class R1	—	—	96,428	1,626,599
Repurchased	(3,916,290)	(73,879,147)	(6,282,145)	(83,377,799)

Net decrease	(281,189)	($5,250,756)	(1,953,770)	($26,349,354)

Class B shares

Sold	145,556	$2,514,424	365,049	$4,841,799
Issued in reorganization (Note 8)	170,339	2,875,127	—	—
Repurchased	(1,211,561)	(21,038,500)	(1,876,988)	(23,511,844)

Net decrease	(895,666)	($15,648,949)	(1,511,939)	($18,670,045)

Class C shares

Sold	85,695	$1,502,070	154,124	$1,883,380
Issued in reorganization (Note 8)	451,828	7,632,498	—	—
Repurchased	(370,933)	(6,417,195)	(408,258)	(4,933,719)

Net increase (decrease)	166,590	$2,717,373	(254,134)	($3,050,339)

Class I shares

Sold	205,187	$4,163,294	1,876,016	$23,237,676
Issued in reorganization (Note 8)	109,640	2,148,032	—	—
Repurchased	(308,319)	(6,088,712)	(1,661,717)	(20,383,912)

Net increase	6,508	$222,614	214,299	$2,853,764

Class R1 shares[1]

Sold	—	—	49,802	$631,789
Exchanged for Class A	—	—	(97,533)	(1,626,599)
Repurchased	—	—	(76,911)	(1,138,139)

Net decrease	—	—	(124,642)	($2,132,949)

Net decrease	(1,003,757)	($17,959,718)	(3,630,186)	($47,348,923)

[1]Class R1 shares converted to Class A shares on 8-21-09.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $296,672,668 and $383,574,894, respectively, for the year ended October 31, 2010.

Note 8 — Reorganization

On December 2, 2009, the shareholders of John Hancock Small Cap Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of John Hancock Small Cap Equity Fund (the Acquiring Fund).

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for a representative amount of shares of the Acquiring Fund; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar objective. The combined fund may be better positioned in the market to

30	Small Cap Equity Fund | Annual report

increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on January 22, 2010. The following outlines the reorganization:

				SHARES	SHARES
		ACQUIRED NET	DEPRECIATION	REDEEMED	ISSUED	ACQUIRING	ACQUIRING
		ASSET VALUE OF	OF ACQUIRED	BY THE	BY THE	FUND NET	FUND TOTAL NET
ACQUIRING	ACQUIRED	THE ACQUIRED	FUND’S	ACQUIRED	ACQUIRING ASSETS	PRIOR TO	ASSETS AFTER
FUND	FUND	FUND	INVESTMENTS	FUND	FUND	COMBINATION	COMBINATION

Small Cap	Small	$42,653,492	($1,248,734)	5,016,424	2,349,234	$381,257,669	$423,911,161
Equity Fund	Cap Fund

At the time of the reorganization, certain capital loss carryforward attributable to the Acquired Fund may be able to be used by the Acquiring Fund to offset future net realized capital gains. To the extent that such carryforward is used by the Acquiring Fund, it will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforward attributable to the reorganization may be limited in any given year. The table below outlines the capital loss carryforward transferred from the Acquired Fund to the Acquiring Fund:

ACQUIRING FUND	ACQUIRED FUND	EXPIRES — 10-31-15	EXPIRES — 10-31-16

Small Cap Equity Fund	Small Cap Fund	$5,343,313	$19,224,651

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income (loss)	($5,007,747)
Net gain (loss)	62,232,002
Increase (decrease) in net assets from operations	109,367,278

Because the combined Fund has been managed as a single integrated Fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations for the year ended October 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Annual report | Small Cap Equity Fund	31

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and  Shareholders of John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2010

32	Small Cap Equity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Small Cap Equity Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients;

Annual report | Small Cap Equity Fund	33

(c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

34	Small Cap Equity Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund.

The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a mutual fund, may generally be attributable to the greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets, the more burdensome regulatory and legal obligations of mutual funds, and the higher marketing costs for mutual funds.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Small Cap Equity Fund	47.98%	–5.81%	–0.68%	–0.61%
Russell 2000 Growth Index	34.47%	–4.00%	0.87%	–1.37%
Small Growth Category Median	34.24%	–4.68%	0.46%	0.56%
Morningstar 15(c) Peer Group Median	42.02%	–3.39%	1.27%	–0.18%

The Board considered presentations made by the Subadviser and the Adviser on the investment management style of the Subadviser and noted that the Subadviser has improved performance over the one year period due to the recent restructuring of portfolio management. The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates. The Board concluded that the Fund’s underperformance was being responsibly addressed by the Adviser and Subadviser.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable

Annual report | Small Cap Equity Fund	35

by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively, and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was lower than the Category median and slightly lower than the Peer Group median. The Board viewed favorably the Adviser’s contractual agreement to waive all or a portion of its Advisory Agreement rate and reimburse or pay operating expenses to the extent necessary to maintain the Fund’s Net Expense Ratio at 1.64% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, until February 28, 2011.

The Board reviewed the Fund’s Gross Expense Ratio of 1.77% for the Fund’s Class A shares. The Board noted that the Fund’s Gross Expense Ratio was higher than the Peer Group and Category medians. The Board also noted that the Fund’s Net Expense Ratio was higher than the Peer Group and Category medians. The Board favorably considered the impact of fee waivers towards ultimately lowering the Fund’s Gross Expense Ratio. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected a proposed change in the methodology for calculating transfer agent fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

36	Small Cap Equity Fund | Annual report

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Small Cap Equity Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1996	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

38	Small Cap Equity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2005	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2009	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Small Cap Equity Fund	39

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

40	Small Cap Equity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie and Mr. Schiavone were appointed by the Board of Trustees effective 8-31-10.

Annual report | Small Cap Equity Fund	41

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	MFC Global Investment
Charles L. Ladner	Management (U.S.), LLC
Stanley Martin*
Hugh McHaffie†**	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President** and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Salvatore Schiavone**
Treasurer

*Member of the Audit Committee
**Effective 8-31-10
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

42	Small Cap Equity Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.	3700A 10/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/10

John Hancock

MUTUAL FUNDS

John Hancock

Financial Industries Fund

Annual Report

10.31.10

Management’s discussion of

Fund performance

By MFC Global Investment Management (U.S.), LLC

Stocks produced solid returns in the 12 months ended October 31, 2010, although economic and financial market performances were uneven. Financial shares under-performed because of a number of risks confronting investors in the sector, headed by uncertainty about the strength of the economic recovery, government regulatory action and the potential fallout from the European sovereign debt crisis.

In that environment, John Hancock Financial Industries Fund’s Class A shares returned 6.39% at net asset value. By comparison, returns for the Fund’s benchmark, the S&P 500 Financial Index, and the average specialty-financial fund tracked by Morningstar, Inc., were 4.86% and 8.01%, respectively. The Fund outperformed its benchmark primarily due to stock selection among commercial banks. The leading contributors to performance for the fiscal year were typically those that benefited from FDIC-assisted acquisitions, such as East West Bancorp, Inc. Other long-time small- and mid-cap holdings benefited from improving credit conditions and produced solid earnings results. The Fund’s holdings of credit card companies benefited performance thanks to better-than-expected consumer credit conditions and the easing of concerns about the negative effects of the financial reform bill on their business model. Insurance shares were another source of strength, as it helped to favor life insurance companies over property and casualty firms and brokers. Stock selection among capital-market names detracted most from performance. Three of the leading detractors from absolute and relative results were BlackRock, Inc., The Charles Schwab Corp. and Lazard, Ltd. Asset managers BlackRock and Charles Schwab were hurt by the low interest-rate environment, which meant significant asset outflows and little or no management fees on their money market assets under management. Investment bank Lazard’s stock underperformed primarily as a result of slow merger and acquisition activity.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments focused on one sector may fluctuate more widely than investments across multiple sectors.

6	Financial Industries Fund | Annual report

A look at performance

For the period ended October 31, 2010

	Average annual total returns (%)				Cumulative total returns (%)
	with maximum sales charge (POP)				with maximum sales charge (POP)

				Since				Since
	1-year	5-year	10-year	inception[2]	1-year	5-year	10-year	inception[2]
Class A	1.04	–5.58	–2.69	—	1.04	–24.95	–23.90	—
Class B	0.56	–5.51	–2.73	—	0.56	–24.69	–24.19	—
Class C	4.67	–5.24	–2.86	—	4.67	–23.61	–25.21	—
Class I1	6.85	–4.15	—	–0.93	6.85	–19.12	—	–8.64

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 2-28-11 for Class A, Class B, Class C and Class I shares. The net expenses are as follows: Class A — 1.50%, Class B — 2.20%, Class C — 2.20% and Class I — 1.02%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.69%, Class B — 2.39% and Class C — 2.39% and Class I — 1.37%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors, as described in the Fund’s Class I shares prospectus.

2 From 3-1-01.

Annual report | Financial Industries Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index 1	Index 2

Class B2	10-31-00	$7,581	$7,581	$6,422	$9,983

Class C2	10-31-00	7,479	7,479	6,422	9,983

Class I3	3-1-01	9,136	9,136	6,720	11,448

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of 10-31-10. The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

S&P 500 Financial Index — Index 1 — is an unmanaged index of financial sector stocks in the S&P 500 Index.

S&P 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors, as described in the Fund’s Class I shares prospectus.

8	Financial Industries Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2010 with the same investment held until October 31, 2010.

	Account value	Ending value on	Expenses paid during
	on 5-1-10	10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$901.50	$7.14

Class B	1,000.00	897.60	10.43

Class C	1,000.00	898.60	10.48

Class I	1,000.00	903.70	4.89

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Financial Industries Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2010, with the same investment held until October 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-10	on 10-31-10	period ended 10-31-10[1]

Class A	$1,000.00	$1,017.70	$7.58

Class B	1,000.00	1,014.20	11.07

Class C	1,000.00	1,014.20	11.12

Class I	1,000.00	1,020.10	5.19

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.49%, 2.18%, 2.19% and 1.02% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Financial Industries Fund | Annual report

Portfolio summary

Top 10 Holdings[1]

JPMorgan Chase & Company	5.2%	PNC Financial Services Group, Inc.	4.1%

East West Bancorp, Inc.	5.0%	MetLife, Inc.	3.9%

Wells Fargo & Company	4.9%	The Goldman Sachs Group, Inc.	3.6%

U.S. Bancorp	4.4%	Visa, Inc., Class A	3.4%

Bank of America Corp.	4.3%	Discover Financial Services	3.2%

Financial Sector Composition[2,3]

Diversified Financial Services	21%	Retail REITs	3%

Diversified Banks	16%	Real Estate Management & Development	1%

Investment Banking & Brokerage	11%	Reinsurance	1%

Asset Management & Custody Banks	11%	Diversified REITs	1%

Property & Casualty Insurance	8%	Office REITs	1%

Regional Banks	6%	Thrifts & Mortgage Finance	1%

Consumer Finance	5%	Diversified Capital Markets	1%

Life & Health Insurance	5%	Residential REITs	1%

Data Processing & Outsourced Services	5%	Short-Term Investments & Other	2%

1 As a percentage of net assets on 10-31-10. Cash and cash equivalents are not included in Top 10 Holdings.

2 As a percentage of net assets on 10-31-10.

3 Investments focused on one sector may fluctuate more widely than investments across multiple sectors.

Annual report | Financial Industries Fund	11

Fund’s investments

As of 10-31-10

	Shares	Value
Common Stocks 98.27%		$284,734,383

(Cost $256,050,058)
Financials 93.08%		269,705,502

Capital Markets 18.76%

American Capital, Ltd. (I)	439,082	3,064,792

Ameriprise Financial, Inc.	85,860	4,438,103

BlackRock, Inc.	9,651	1,650,224

Credit Suisse Group AG, SADR	46,035	1,910,453

Janus Capital Group, Inc.	331,253	3,498,032

KBW, Inc.	84,700	2,142,910

Lazard, Ltd., Class A	169,955	6,271,340

Morgan Stanley	264,935	6,588,933

State Street Corp.	140,898	5,883,900

The Blackstone Group LP	156,927	2,115,376

The Charles Schwab Corp.	416,927	6,420,676

The Goldman Sachs Group, Inc.	64,506	10,382,241

Commercial Banks 36.59%

1st United Bancorp, Inc. (I)	71,646	431,309

BB&T Corp.	196,849	4,608,235

Boston Private Financial Holdings, Inc.	115,568	659,893

East West Bancorp, Inc.	816,066	14,387,244

Fifth Third Bancorp	251,993	3,165,032

First Horizon National Corp. (I)	73,301	739,607

First Michigan Bank (I)(R)	381,604	1,905,416

Glacier Bancorp, Inc.	147,007	1,911,091

Heritage Financial Corp. (I)	44,119	596,048

Huntington Bancshares, Inc.	76,793	435,416

IBERIABANK Corp.	19,366	1,008,000

KeyCorp	474,972	3,890,021

Lakeland Financial Corp.	44,886	852,385

MB Financial, Inc.	91,887	1,368,197

Nordea Bank AB	396,828	4,365,899

PNC Financial Services Group, Inc.	218,266	11,764,537

Prosperity Bancshares, Inc.	93,690	2,912,822

Renasant Corp.	162,346	2,654,357

Sterling Bancshares, Inc.	273,736	1,475,437

SunTrust Banks, Inc.	63,165	1,580,388

SVB Financial Group (I)	56,674	2,456,251

TCF Financial Corp.	630,844	8,301,907

12	Financial Industries Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

U.S. Bancorp	526,912	$12,740,732

UniCredit Italiano SpA	571,668	1,488,029

Union First Market Bankshares Corp.	38,566	495,959

Washington Banking Company	45,063	567,343

Wells Fargo & Company	548,819	14,313,200

Zions Bancorporation	239,039	4,938,546

Consumer Finance 5.41%

American Express Company	154,996	6,426,134

Discover Financial Services	524,550	9,258,308

Diversified Financial Services 9.86%

Bank of America Corp.	1,090,814	12,478,912

Citigroup, Inc. (I)	227,500	948,675

JPMorgan Chase & Company	401,996	15,127,110

Insurance 14.22%

ACE, Ltd.	150,672	8,952,930

Berkshire Hathaway, Inc. Class A (I)	37	4,414,100

MetLife, Inc.	282,982	11,412,664

Old Republic International Corp.	334,826	4,419,703

PartnerRe, Ltd.	37,008	2,935,475

Prudential Financial, Inc.	78,510	4,128,056

The Progressive Corp.	232,793	4,925,900

Real Estate Investment Trusts 6.43%

Brandywine Realty Trust	87,633	1,048,967

Digital Realty Trust, Inc.	25,000	1,493,250

General Growth Properties, Inc.	50,000	840,000

Homburg Invest, Inc., Class A (I)	155,983	1,647,158

Kimco Realty Corp.	109,448	1,885,789

ProLogis	46,847	639,462

Simon Property Group, Inc.	66,556	6,390,707

Transglobe Apartment Real Estate Investment Trust	175,270	1,816,456

Vornado Realty Trust	32,991	2,883,083

Real Estate Management & Development 0.98%

Coresite Realty Corp. (I)	93,962	1,415,068

The St. Joe Company (I)	71,000	1,433,490

Thrifts & Mortgage Finance 0.83%

Doral Financial Corp. (I)	518,105	777,158

First Financial Holdings, Inc.	38,535	402,691

Flushing Financial Corp.	44,119	580,165

Washington Federal, Inc.	42,835	643,810

Information Technology 5.19%		15,028,881

IT Services 5.19%

MasterCard, Inc., Class A	22,126	5,311,568

Visa, Inc., Class A	124,310	9,717,313

See notes to financial statements	Annual report | Financial Industries Fund	13

			Shares	Value
Warrants 0.36%				$1,036,236

(Cost $1,334,758)
Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			75,485	929,220

Washington Federal, Inc. (Expiration Date: 11-14-18,
Strike Price: $17.57) (I)			23,520	107,016
		Maturity
	Yield (%)*	date	Par value	Value

Short-Term Investments 0.69%				$2,000,000

(Cost $2,000,000)

Short-Term Securities 0.69%				$2,000,000

Federal Home Loan Bank Discount Notes	0.100	11-01-10	$2,000,000	2,000,000

Total investments (Cost $259,384,816)† 99.32%				$287,770,619

Other assets and liabilities, net 0.68%				$1,981,519

Total net assets 100.00%				$289,752,138

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

SADR Sponsored American Depositary Receipts

(I) Non-income producing security.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

			Value as a percentage	Value as of
Issuer, description	Acquisition date	Acquisition cost	of Fund’s net assets	10-31-10

First Michigan Bank	4-30-10	$2,289,624	0.66%	$1,905,416

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-10, the aggregate cost of investment securities for federal income tax purposes was $262,046,913. Net unrealized appreciation aggregated $25,723,706, of which $40,372,564 related to appreciated investment securities and $14,648,858 related to depreciated investment securities.

14	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $259,384,816)	$287,770,619
Cash	34,790
Receivable for investments sold	2,770,591
Receivable for fund shares sold	138,446
Dividends receivable	351,748
Other receivables and prepaid assets	73,054

Total assets	291,139,248

Liabilities

Payable for investments purchased	576,218
Payable for fund shares repurchased	525,350
Payable to affiliates
Accounting and legal services fees	5,173
Transfer agent fees	80,494
Distribution and service fees	78,136
Trustees’ fees	38,264
Other liabilities and accrued expenses	83,475

Total liabilities	1,387,110

Net assets

Capital paid-in	$353,853,847
Distributions in excess of net investment income	(33,493)
Accumulated net realized loss on investments, options written and foreign
currency transactions	(92,454,199)
Net unrealized appreciation on investments and translation of assets and
liabilities in foreign currencies	28,385,983

Net assets	$289,752,138

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($262,139,989 ÷ 26,776,077 shares)	$9.79
Class B ($15,858,790 ÷ 1,737,995 shares)[1]	$9.12
Class C ($11,747,188 ÷ 1,287,048 shares)[1]	$9.13
Class I ($6,171 ÷ 614.6 shares)	$10.04

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$10.31

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Financial Industries Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$3,889,227
Interest	115,342
Less foreign taxes withheld	(33,132)

Total investment income	3,971,437

Expenses

Investment management fees (Note 5)	2,522,423
Distribution and service fees (Note 5)	1,175,824
Accounting and legal services fees (Note 5)	63,911
Transfer agent fees (Note 5)	868,938
Trustees’ fees (Note 5)	22,169
State registration fees	56,910
Printing and postage	106,083
Professional fees	58,015
Custodian fees	4,829
Registration and filing fees	28,030
Other	16,700

Total expenses	4,923,832
Less expense reductions (Note 5)	(131)

Net expenses	4,923,701

Net investment loss	(952,264)

Realized and unrealized gain

Net realized gain on
Investments	7,056,760
Written options (Note 3)	99,750
Foreign currency transactions	87,012
7,243,522
Change in net unrealized appreciation (depreciation) of
Investments	13,718,340
Translation of assets and liabilities in foreign currencies	325
13,718,665
Net realized and unrealized gain	20,962,187

Increase in net assets from operations	$20,009,923

16	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-10	10-31-09

Increase (decrease) in net assets

From operations
Net investment income (loss)	($952,264)	$1,442,206
Net realized gain (loss)	7,243,522	(50,881,724)
Change in net unrealized appreciation (depreciation)	13,718,665	63,951,587

Increase in net assets resulting from operations	20,009,923	14,512,069

Distributions to shareholders

From net investment income
Class A	(1,179,418)	(4,003,718)
Class B	—	(136,591)
Class C	—	(63,038)
Class I	(47)	(106)

Total distributions	(1,179,465)	(4,203,453)

From Fund share transactions (Note 6)	(43,716,560)	(35,933,898)

Total decrease	(24,886,102)	(25,625,282)

Net assets

Beginning of year	314,638,240	340,263,522

End of year	$289,752,138	$314,638,240

Undistributed (Distributions in excess of) net
investment income	($33,493)	$504,490

See notes to financial statements	Annual report | Financial Industries Fund	17

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Per share operating performance

Net asset value, beginning of year	$9.24	$8.78	$20.21	$21.38	$19.50
Net investment income (loss)[1]	(0.02)	0.05	0.11	0.13	0.13[2]
Net realized and unrealized gain (loss)
on investments	0.61	0.53	(7.62)	1.41	3.18
Total from investment operations	0.59	0.58	(7.51)	1.54	3.31
Less distributions
From net investment income	(0.04)	(0.12)	(0.09)	(0.14)	(0.06)
From net realized gain	—	—	(3.83)	(2.57)	(1.37)
Total distributions	(0.04)	(0.12)	(3.92)	(2.71)	(1.43)
Net asset value, end of year	$9.79	$9.24	$8.78	$20.21	$21.38
Total return (%)[3,4]	6.39	7.02	(45.40)	7.84	17.86

Ratios and supplemental data

Net assets, end of year (in millions)	$262	$278	$296	$648	$703
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	1.72[5]	1.51	1.40	1.46
Expenses net of fee waivers	1.49	1.46[5]	1.39	1.35	1.40
Expenses net of fee waivers and credits	1.49	1.46[5]	1.38	1.35	1.40
Net investment income (loss)	(0.23)	0.59	0.88	0.63	0.64[2]
Portfolio turnover (%)	41	48	52	72	25

1 Based on the average daily shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.04 per share and 0.22% of average net assets.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Does not reflect the effect of sales charges, if any.

5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

18	Financial Industries Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Per share operating performance

Net asset value, beginning of year	$8.64	$8.18	$19.11	$20.34	$18.67
Net investment income (loss)[1]	(0.08)	—[2]	0.02	(0.01)	0.02[3]
Net realized and unrealized gain (loss)
on investments	0.56	0.50	(7.12)	1.35	3.02
Total from investment operations	0.48	0.50	(7.10)	1.34	3.04
Less distributions
From net investment income	—	(0.04)	—	—	—
From net realized gain	—	—	(3.83)	(2.57)	(1.37)
Total distributions	—	(0.04)	(3.83)	(2.57)	(1.37)
Net asset value, end of year	$9.12	$8.64	$8.18	$19.11	$20.34
Total return (%)[4,5]	5.56	6.23	(45.76)	7.12	17.10

Ratios and supplemental data

Net assets, end of year (in millions)	$16	$21	$30	$103	$162
Ratios (as a percentage of average net assets):
Expenses before reductions	2.19	2.42[6]	2.21	2.10	2.16
Expenses net of fee waivers	2.19	2.16[6]	2.09	2.05	2.10
Expenses net of fee waivers and credits	2.19	2.16[6]	2.08	2.05	2.10
Net investment income (loss)	(0.91)	(0.06)	0.19	(0.05)	0.12[3]
Portfolio turnover (%)	41	48	52	72	25

1 Based on the average daily shares outstanding.

2 Less than ($0.005) per share.

3 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.05 per share and 0.24% of average net assets.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not reflect the effect of sales charges, if any.

6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS C SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Per share operating performance

Net asset value, beginning of year	$8.64	$8.17	$19.09	$20.33	$18.67
Net investment income (loss)[1]	(0.09)	(0.01)	0.02	(0.01)	—[2,3]
Net realized and unrealized gain (loss)
on investments	0.58	0.52	(7.11)	1.34	3.03
Total from investment operations	0.49	0.51	(7.09)	1.33	3.03
Less distributions
From net investment income	—	(0.04)	—	—	—
From net realized gain	—	—	(3.83)	(2.57)	(1.37)
Total distributions	—	(0.04)	(3.83)	(2.57)	(1.37)
Net asset value, end of year	$9.13	$8.64	$8.17	$19.09	$20.33
Total return (%)[4,5]	5.67	6.36	(45.76)	7.07	17.04

Ratios and supplemental data

Net assets, end of year (in millions)	$12	$15	$14	$19	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	2.19	2.41[6]	2.21	2.10	2.16
Expenses net of fee waivers	2.19	2.16[6]	2.09	2.05	2.10
Expenses net of fee waivers and credits	2.19	2.16[6]	2.08	2.05	2.10
Net investment income (loss)	(0.93)	(0.14)	0.17	(0.07)	(0.01)[3]
Portfolio turnover (%)	41	48	52	72	25

1 Based on the average daily shares outstanding.

2 Less than $0.005 per share.

3 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.04 per share and 0.23% of average net assets.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not reflect the effect of sales charges, if any.

6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

See notes to financial statements	Annual report | Financial Industries Fund	19

CLASS I SHARES Period ended	10-31-10	10-31-09	10-31-08	10-31-07	10-31-06
Per share operating performance

Net asset value, beginning of year	$9.47	$9.01	$20.65	$21.80	$19.85
Net investment income[1]	0.02	0.08	0.18	0.22	0.24[2]
Net realized and unrealized gain (loss)
on investments	0.63	0.55	(7.81)	1.44	3.24
Total from investment operations	0.65	0.63	(7.63)	1.66	3.48
Less distributions
From net investment income	(0.08)	(0.17)	(0.18)	(0.24)	(0.16)
From net realized gain	—	—	(3.83)	(2.57)	(1.37)
Total distributions	(0.08)	(0.17)	(4.01)	(2.81)	(1.53)
Net asset value, end of year	$10.04	$9.47	$9.01	$20.65	$21.80
Total return (%)	6.85[3]	7.60[3]	(45.18)[3]	8.31	18.49

Ratios and supplemental data

Net assets, end of year (in thousands)	$6	$6	$6	$13	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.40[4]	0.94	0.91	0.90
Expenses net of fee waivers	1.02	0.99[4]	0.94	0.91	0.90
Expenses net of fee waivers and credits	1.02	0.99[4]	0.93	0.91	0.90
Net investment income	0.24	1.06	1.33	1.07	1.17[2]
Portfolio turnover (%)	41	48	52	72	25

1 Based on the average daily shares outstanding.

2 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.05 per share and 0.23% of average net assets.

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

20	Financial Industries Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class I shares on October 31, 2010.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Financial Industries Fund	21

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2010, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-10	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks

Capital Markets	$54,366,980	$54,366,980	—	—
Commercial Banks	106,013,301	98,253,957	$5,853,928	$1,905,416
Consumer Finance	15,684,442	15,684,442	—	—
Diversified Financial
Services	28,554,697	28,554,697	—	—
Insurance	41,188,828	41,188,828	—	—
Real Estate Investment
Trusts	18,644,872	18,644,872	—	—
Real Estate Management &
Development	2,848,558	2,848,558	—	—
Thrifts & Mortgage
Finance	2,403,824	2,403,824	—	—
IT Services	15,028,881	15,028,881	—	—
Warrants
Commercial Banks	929,220	929,220	—	—
Thrifts & Mortgage
Finance	107,016	107,016		—
Short-Term Securities	2,000,000	—	2,000,000	—

Total Investments in
Securities	$287,770,619	$278,011,275	$7,853,928	$1,905,416

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

INVESTMENTS IN SECURITIES	COMMERCIAL BANKS

Balance as of October 31, 2009	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	($384,208)
Net purchases (sales)	2,289,624
Transfers in and/or out of Level 3	—
Balance as of October 31, 2010	$1,905,416
Change in unrealized at period end*	($384,208)

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

During the year ended October 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

22	Financial Industries Fund | Annual report

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. Significant market events that affect the values of non-U.S. securities may occur between the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees. The Fund may use a fair valuation model to value non-U.S. securities in order to adjust for events which may occur between the close of foreign exchanges and the close of the NYSE.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date, except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/ accretion of premiums/discounts on debt securities.

Real estate investment trusts. From time to time, the Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with State Street Bank and Trust Company which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of Operations. For the year ended October 31, 2010, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject

Annual report | Financial Industries Fund	23

to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $89,792,102 available to offset future net realized capital gains as of October 31, 2010. The loss carryforward expires as follows: October 31, 2016 — $39,362,179 and October 31, 2017 — $50,429,923.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2010 and October 31, 2009, was as follows: ordinary income of $1,179,465 and $4,203,453, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of October 31, 2010, the Fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses, wash sales loss deferrals, passive foreign investment companies, partnerships and characterization of distributions.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including written and purchased options, in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the Fund’s initial investment.

24	Financial Industries Fund | Annual report

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended October 31, 2010, the Fund wrote option contracts to hedge against anticipated changes in securities markets. The following table summarize the Fund’s written options activities during the year ended October 31, 2010 and there were no open written option contracts as of October 31, 2010.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	—	—
Options written	300	$99,750
Option closed	—	—
Options expired	(300)	(99,750)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2010:

	STATEMENT OF	WRITTEN OPTIONS
RISK	OPERATIONS LOCATION	CONTRACTS

Equity contracts	Net realized gain	$99,750
Total		$99,750

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Annual report | Financial Industries Fund	25

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.750% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000; and (d) 0.725% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2010, were equivalent to an annual effective rate of 0.80% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, litigation, indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.50% for Class A, 2.20% for Class B, 2.20% for Class C and 1.02% for Class I shares. The expense fee waivers and/or reimbursements will continue in effect until February 28, 2011.

In addition, the Adviser voluntarily waived certain other expenses. Accordingly, the expense reductions or reimbursements related to these agreements were $96, $8, $5 and $22 for Class A, Class B, Class C and Class I shares, respectively, for the year ended October 31, 2010.

Accounting and legal services. Pursuant to the service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended October 31, 2010, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $154,181 for the year ended October 31, 2010. Of this amount, $24,092 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $117,143 was paid as sales commissions to broker-dealers and $12,946 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

26	Financial Industries Fund | Annual report

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2010, CDSCs received by the Distributor amounted to $36,649 and $3,868 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain revenues that Signature Services received in connection with the service they provide to the funds. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Prior to July 1,2010, the transfer agent fees were made up of three components:

• The Fund paid a monthly transfer agent fee at an annual rate of 0.05% for Class A, Class B and Class C shares and 0.04% for Class I shares, based on each class’s average daily net assets.

• The Fund paid a monthly fee based on an annual rate of $16.50 per shareholder account for all classes.

• In addition, Signature Services was reimbursed for certain out-of-pocket expenses.

Class level expenses. Class level expenses for the year ended October 31, 2010 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$841,628	$775,930
Class B	190,091	52,815
Class C	144,105	40,163
Class I	—	30
Total	$1,175,824	$868,938

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within other receivables and prepaid assets and Trustees’ fees, respectively, in the accompanying Statement of Assets and Liabilities.

Annual report | Financial Industries Fund	27

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2010 and October 31, 2009 were as follows:

	Year ended 10-31-10		Year ended 10-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,449,740	$24,109,701	2,674,418	$20,232,757
Distributions reinvested	99,008	946,515	448,015	3,194,346
Repurchased	(5,912,156)	(58,118,064)	(6,722,362)	(51,128,543)
Net decrease	(3,363,408)	($33,061,848)	(3,599,929)	($27,701,440)

Class B shares

Sold	164,602	$1,528,869	379,785	$2,749,221
Distributions reinvested	—	—	17,473	117,243
Repurchased	(898,273)	(8,353,063)	(1,610,572)	(11,246,035)
Net decrease	(733,671)	($6,824,194)	(1,213,314)	($8,379,571)

Class C shares

Sold	149,781	$1,431,737	476,819	$3,498,418
Distributions reinvested	—	—	7,249	48,640
Repurchased	(575,746)	(5,262,255)	(463,348)	(3,399,945)
Net increase (decrease)	(425,965)	($3,830,518)	20,720	$147,113

Net decrease	(4,523,044)	($43,716,560)	(4,792,523)	($35,933,898)

There were no Fund share transactions for Class I shares for the fiscal years ended October 31, 2010 and October 31, 2009.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $124,146,167 and $158,233,401, respectively, for the year ended October 31, 2010.

Note 8 — Concentration of risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s value more volatile and investment values may rise and fall more rapidly.

28	Financial Industries Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the “Fund”) at October 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2010

Annual report | Financial Industries Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2010.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

30	Financial Industries Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Financial Industries Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 2–4 and June 6–8, 2010 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, MFC Global Investment Management (U.S.), LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are unaffiliated with the Fund, the Adviser and the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform the various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated a Vice Chairperson to serve in the absence of the Chairperson, who also serves as Chairman of the Board’s Nominating, Governance and Administration Committee. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 2–4, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information independently compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) as determined by Morningstar, and its benchmark index. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser and its affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, under similar investment mandates, as well as the performance of such other clients;

Annual report | Financial Industries Fund	31

(c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 2–4, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 2–4, 2010 meeting, the Board presented the Adviser and Subadviser with questions and requests for additional information and the Adviser and Subadviser responded to these requests with additional written information in advance of the June 6–8, 2010 Board meeting. The Board also reviewed these additional materials relating to its consideration of the Agreements.

At an in-person meeting held on June 6–8, 2010, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund, each for an additional one-year term. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by the Adviser and the Subadviser; (b) the investment performance of the Fund and portfolio management of the Subadviser; (c) the advisory fees and the cost of the services and profits to be realized by the Adviser and certain affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters important to the approval process, such as payments made to the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser, and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Trustee may have attributed different weights to the various items considered.

The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund. The Board reviewed the Adviser’s and Subadviser’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

32	Financial Industries Fund | Annual report

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund.

The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to such other clients under similar investment mandates, the services provided to such other clients as compared to the services provided to the Fund, the performance of such other clients, and other factors relating to such other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and those services they provide to other clients which, to the extent the other client is not a mutual fund, may generally be attributable to the greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets, the more burdensome regulatory and legal obligations of mutual funds, and the higher marketing costs for mutual funds.

Fund performance

The Board, including the Independent Trustees, reviewed and considered the performance history of the Fund. The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category and Peer Group as well as its benchmark index. The Board noted that the Fund essentially met or exceeded the performances of its Category and Peer Group medians and its benchmark index for the 1-, 3- and 5-year periods (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2010 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Financial Industries Fund	25.81%	–14.29%	–4.05%	0.11%
S&P 500 Financials Index	17.22%	–24.74%	–11.56%	–2.60%
Financial Category Median	25.88%	–14.59%	–5.09%	3.71%
Morningstar 15(c) Peer Group Median	20.33%	–14.44%	–3.67%	5.19%

The Board noted that the Subadviser remained consistent with its investment style and adhered to its investment mandates.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Category and Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other types of clients with similar investment mandates, including separately managed institutional accounts.

Annual report | Financial Industries Fund	33

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement rate into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund. The Board considered expenses and fee rates to be higher or lower if they were over or under 10 basis points, respectively; slightly higher or slightly lower if they were above or below 6-10 basis points, respectively; and inline if they were above or below by 5 basis points.

The Board noted that the investment advisory rate was inline with the Category and Peer Group medians. The Board noted the following information about the Fund’s Gross and Net Expense Ratios in relation with the Fund’s Peer Group and Category:

EXPENSE RATIO		RELATION TO PEER GROUP	RELATION TO CATEGORY

Gross Expense Ratio (Class A)	1.72%	Inline	Inline
Net Expense Ratio (Class A)	1.46%	Inline	Inline

The Board viewed favorably the Adviser’s contractual agreement to waive all or a portion of its Advisory Agreement rate and reimburse or pay operating expenses to the extent necessary to maintain the Fund’s Net Expense Ratio at 1.50% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, until February 28, 2011. The Board favorably considered the impact of fee waivers towards ultimately lowering the Fund’s Gross Expense Ratio. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected a proposed change in the methodology for calculating transfer agent fees.

The Board received and reviewed statements relating to the Adviser’s financial condition and profitability with respect to the services it provides the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services provided to the Fund. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008.

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreement, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

34	Financial Industries Fund | Annual report

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the methodologies involved in allocating such profit to the Subadviser.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Agreement fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser, or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community, and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term and the Subadvisory Agreement among the Adviser, the Subadviser and the Trust on behalf of the Fund for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board, including a majority of the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor listed above, or any group of factors listed above, as all-important or controlling, but considered all factors together, and different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The Board noted that contractual fee arrangements for the Fund reflect the results of several years of review by the Board and certain predecessor Trustees, and discussions between such Trustees (and predecessor Trustees) and the Adviser. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years.

Annual report | Financial Industries Fund	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1996	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

36	Financial Industries Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2005	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2009	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee
Hugh McHaffie,[4] Born: 1959	2010	47

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Trust and John Hancock Funds II (since 2009); Trustee, John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior Vice President, Individual
Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Financial Industries Fund	37

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009);
Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); President and Chief Executive Officer, John Hancock
retail funds (since 2005); Member, Investment Company Institute Sales Force Marketing
Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock Trust
(since 2006); Senior Vice President, Product Management and Development, John Hancock Funds,
LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and
MassMutual Premier Funds (2004–2006).

38	Financial Industries Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Trust, John Hancock Advisers, LLC and John Hancock
Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, MFC
Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief
Financial Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since
2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007); Managing Director and Treasurer, Scudder Funds, Deutsche Asset
Management (2003–2005).

Salvatore Schiavone,[4] Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock Closed-End Funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Trust (since 2010); Assistant Treasurer,
John Hancock retail funds, John Hancock Funds II and John Hancock Trust (2007–2009); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

4 Mr. McHaffie and Mr. Schiavone were appointed by the Board of Trustees effective 8-31-10.

Annual report | Financial Industries Fund	39

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson*	MFC Global Investment
Charles L. Ladner	Management (U.S.), LLC
Stanley Martin*
Hugh McHaffie†**	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President** and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Salvatore Schiavone**
Treasurer

*Member of the Audit Committee
**Effective 8-31-10
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

40	Financial Industries Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.	7000A 10/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $80,471 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund - $26,303, John Hancock Regional Bank Fund - $28,085 and John Hancock Small Cap Equity Fund - $26,083) and $80,883 for the fiscal year ended October 31, 2009 (itemized as follows: John Hancock Financial Industries Fund - $25,885, John Hancock Regional Bank Fund - $27,631 and John Hancock Small Cap Equity Fund - $27,367). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related service fees for the fiscal year ended October 31, 2010 amounted to $1,041 (itemized as follows: John Hancock Financial Industries Fund - $347, John Hancock Regional Bank Fund - $347 and John Hancock Small Cap Equity Fund $347) and $3,552 for the fiscal year ended October 31, 2009 (itemized as follows: John Hancock Financial Industries Fund - $1,184, John Hancock Regional Bank Fund - $1,184 and John Hancock Small Cap Equity Fund $1,184) billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $7,998 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund - $2,834, John Hancock Regional Bank Fund - $2,413 and John Hancock Small Cap Equity Fund - $2,751) and $7,766 for the fiscal year ended October 31, 2009 (itemized as follows: John Hancock Financial Industries Fund - $2,752, John Hancock Regional Bank Fund - $2,343 and John Hancock Small Cap Equity Fund - $2,671). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
Other fees for the fiscal year ended October 31, 2010 amounted to $60 (itemized as follows: John Hancock Financial Industries Fund - $20, John Hancock Regional Bank Fund - $20 and John Hancock Small Cap Equity Fund - $20) and $2,665 for the fiscal year ended October 31, 2009 (itemized as follows: John Hancock Financial Industries Fund - $55, John Hancock Regional Bank Fund - $55 and John Hancock Small Cap Equity Fund - $2,555) billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $3,071,847 for the fiscal year ended October 31, 2010 and $8,205,419 for the fiscal year ended October 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders August recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
Keith F. Hartstein
President and
Chief Executive Officer

Date: December 17, 2010

By: /s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date: December 17, 2010